EXHIBIT 10.5

                                     Service Agreement No. 901710

                                            Authorization: Blanket

                                        (Reservation Charge)





                         SERVICE AGREEMENT

                       UNDER RATE SCHEDULE FT





      THIS AGREEMENT, made and entered into as of this 1st day of

 June, 1994, by and between Southern Natural Gas Company, a

 Delaware corporation, hereinafter referred to as "Company", and

 South Carolina Pipeline Corp., a South Carolina corporation,

 hereinafter referred to as "Shipper",



                             WITNESSETH



      WHEREAS, Company is an interstate pipeline, as defined in

 Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and



      WHEREAS, Shipper is an INTRASTATE PIPELINE; and



      WHEREAS, Shipper has requested firm transportation pursuant to Rate Schedule FT of various supplies of gas for redelivery for

 Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2 of the General

 Terms and Conditions applicable to Rate Schedule FT; and



      WHEREAS, Company has agreed to provide Shipper with

 transportation service of such gas supplies in accordance with the terms and conditions of this Agreement.



      NOW THEREFORE, the parties hereto agree as follows:



                             ARTICLE I

                      TRANSPORTATION QUANTITY



      1.1   Subject to the terms and provisions of this Agreement,

 Rate Schedule FT and the General Terms and Conditions thereto,

 Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-1 to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of up to 77,217 Mcf of natural gas per day (Transportation Demand).

 Company's obligation to accept gas on a firm basis at any Receipt

 Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ) stated for each such

 Receipt Point.  The sum of the MDRQ's for the Receipt Points on

 Exhibit A shall not exceed the Transportation Demand.

                                     Service Agreement No. 901710

                                            Authorization: Blanket



      1.2 Subject to the terms and provisions of this Agreement,

 Rate Schedule FT and the General Terms and Conditions thereto,

 Company shall deliver a thermally equivalent quantity of gas,

 less the applicable fuel charge as set forth in Rate Schedule FT,

                                     Service Agreement No. 901711

                                            Authorization: Blanket

                                           (Reservation Charge)





                         SERVICE AGREEMENT

                     UNDER RATE SCHEDULE FT-NN



      THIS AGREEMENT, made and entered into as of this 1st day of

 June, 1994, by and between Southern Natural Gas Company, a

 Delaware corporation, hereinafter referred to as "Company", and

 South Carolina Pipeline Corp., a South Carolina corporation,

 hereinafter referred to as "Shipper",



                             WITNESSETH



      WHEREAS, Company is an interstate pipeline, as defined in

 Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and



      WHEREAS, Shipper is an INTRASTATE PIPELINE; and



      WHEREAS, Shipper has requested firm transportation pursuant to Rate Schedule FT-NN of various supplies of gas for redelivery for Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2 of the

 General Terms and Conditions applicable to Rate Schedule FT-NN;

 and



      WHEREAS, Company has agreed to provide Shipper with

 transportation service in accordance with the terms and

 conditions of this Agreement.



      NOW THEREFORE, the parties hereto agree as follows:



                             ARTICLE I

                      TRANSPORTATION QUANTITY



      1.1  Subject to the terms and provisions of this Agreement,

 Rate Schedule FT-NN and the General Terms and Conditions thereto,

 Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-1 to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of up to 82,783 Mcf of natural gas per day (Transportation Demand).

 Company's obligation to accept gas on a firm basis at any Receipt

 Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ) stated for each such

 Receipt Point.  The sum of the MDRQ's for the Receipt Points on

 Exhibit A shall not exceed the Transportation Demand.

                                     Service Agreement No. 901711

                                            Authorization: Blanket



      1.2  Subject to the terms and provisions of this Agreement,

 Rate Schedule FT-NN and the General Terms and Conditions thereto,

 Company shall deliver a thermally equivalent quantity of gas,

 less the applicable fuel charge as set forth in Rate Schedule

                                     Service Agreement No. 902516

                                            Authorization: Blanket

                                        (Reservation Charge)





                         SERVICE AGREEMENT

                       UNDER RATE SCHEDULE FT





      THIS AGREEMENT, made and entered into as of this 1st day of

 October, 1994, by and between Southern Natural Gas Company, a

 Delaware corporation, hereinafter referred to as "Company", and

 South Carolina Pipeline Corp., a South Carolina corporation,

 hereinafter referred to as "Shipper",



                             WITNESSETH



      WHEREAS, Company is an interstate pipeline, as defined in

 Section 2(15) of the Natural Gas Policy Act of 1978 (NGPA); and



      WHEREAS, Shipper is an INTRASTATE PIPELINE; and



      WHEREAS, Shipper has requested firm transportation pursuant to Rate Schedule FT of various supplies of gas for redelivery for

 Shipper's account and has submitted to Company a request for such transportation service in compliance with Section 2 of the General

 Terms and Conditions applicable to Rate Schedule FT; and



      WHEREAS, Company has agreed to provide Shipper with

 transportation service of such gas supplies in accordance with the terms and conditions of this Agreement.



      NOW THEREFORE, the parties hereto agree as follows:



                             ARTICLE I

                      TRANSPORTATION QUANTITY



      1.1   Subject to the terms and provisions of this Agreement,

 Rate Schedule FT and the General Terms and Conditions thereto,

 Shipper agrees to deliver or cause to be delivered to Company at the Receipt Point(s) described in Exhibit A and Exhibit A-1 to this Agreement, and Company agrees to accept at such point(s) for transportation under this Agreement, an aggregate quantity of up to 28,000 Mcf of natural gas per day (Transportation Demand).

 Company's obligation to accept gas on a firm basis at any Receipt

 Point is limited to the Receipt Points set out on Exhibit A and to the Maximum Daily Receipt Quantity (MDRQ) stated for each such

 Receipt Point.  The sum of the MDRQ's for the Receipt Points on

 Exhibit A shall not exceed the Transportation Demand.

                                     Service Agreement No. 902516

                                            Authorization: Blanket



      1.2 Subject to the terms and provisions of this Agreement,

 Rate Schedule FT and the General Terms and Conditions thereto,

 Company shall deliver a thermally equivalent quantity of gas,

 less the applicable fuel charge as set forth in Rate Schedule FT,

 to Shipper at the Delivery Point(s) described in Exhibit B and

 Exhibit B-1 hereto.  Company's obligation to redeliver gas at any

 Delivery Point on a firm basis is limited to the Delivery Points specified on Exhibit B and to the Maximum Daily Delivery Quantity

 (MDDQ) stated for each such Delivery Point.  The sum of the

 MDDQ's for the Delivery Points on Exhibit B shall equal the

 Transportation Demand.



                             ARTICLE II

                        CONDITIONS OF SERVICE



      2.1   It is recognized that the transportation service

 hereunder is provided on a firm basis pursuant to, in accordance with and subject to the provisions of Company's Rate Schedule FT,

 and the General Terms and Conditions thereto, which are contained in Company's FERC Gas Tariff, as in effect from time to time, and which are hereby incorporated by reference.  In the event of any conflict between this Agreement and Rate Schedule FT, the terms of

 Rate Schedule FT shall govern as to the point of conflict.  Any limitation of transportation service hereunder shall be in

 accordance with the priorities set out in Rate Schedule FT and the

 General Terms and Conditions thereto.



      2.2 This Agreement shall be subject to all provisions of the

 General Terms and Conditions applicable to Company's Rate

 Schedule FT as such conditions may be revised from time to time.

 Unless Shipper requests otherwise, Company shall provide to

 Shipper the filings Company makes at the Federal Energy

 Regulatory Commission ("Commission") of such provisions of the

 General Terms and Conditions or other matters relating to Rate

 Schedule FT.



      2.3   Company shall have the right to discontinue service

 under this Agreement in accordance with Section 15.3 of the General

 Terms and Conditions hereto.



      2.4   The parties hereto agree that neither party shall be

 liable to the other party for any special, indirect, or

 consequential damages (including, without limitation, loss of profits or business interruptions) arising out of or in any manner related to this Agreement.

                                     Service Agreement No. 902516

                                            Authorization: Blanket



      2.5   This Agreement is subject to the provisions of Part 284

 of the Commission's Regulations under the NGPA and the Natural Gas

 Act.  Upon termination of this Agreement, Company and Shipper shall be relieved of further obligation hereunder to the other party except to complete the transportation of gas underway on the day of termination, to comply with provisions of Section 14 of the

 General Terms and Conditions with respect to any imbalances accrued prior to termination of this Agreement, to render reports, and to make payment for all obligations accruing prior to the date of termination.







                            ARTICLE III

                              NOTICES



      3.1   Except as provided in Section 8.6 herein, notices

 hereunder shall be given pursuant to the provisions of Section 18 of the General Terms and Conditions to the respective party at the applicable address, telephone number or facsimile machine number stated below or such other addresses, telephone numbers or

 facsimile machine numbers as the parties shall respectively hereafter designate in writing from time to time:

                                     Service Agreement No. 902516

                                            Authorization: Blanket



   Company:



     Notices and General Correspondence



       Southern Natural Gas Company

       Post Office Box 2563

       Birmingham, Alabama 35202-2563

       Attention:  Transportation Services Department

         Telephone No.:  (205) 325-7223

         Facsimile Machine No.:  (205) 325-7303



     Dispatching Notices - Nominations/Confirmations/Scheduling



       Southern Natural Gas Company

       Post Office Box 2563

       Birmingham, Alabama 35202-2563

       Attention:  Transportation Services Department

         Telephone No.:  (205) 325-7223

         Facsimile Machine No.:  (205) 325-7303



     Emergencies/24-Hour Dispatching/

     Limitation and Penalty Notices



       Southern Natural Gas Company

       Post Office Box 2563

       Birmingham, Alabama 35202-2563

       Attention:  Gas Operations Department

         Telephone No.:  (205) 325-7308

         Facsimile Machine No.:  (205) 325-7375

       Alternative Contacts:

         (1) Attention:  Gas Operations Department

             Telephone No.:  (205) 325-7305

             Facsimile Machine No.:  (205) 325-7375

         (2) Attention:  Gas Operations Department

             Telephone No.:  (205) 325-7309

             Facsimile Machine No.:  (205) 325-7375



     Payments



       Southern Natural Gas Company

       Post Office Box 102502

       68 Annex

       Atlanta, Georgia  30368

                                     Service Agreement No. 902516

                                            Authorization: Blanket



   Shipper:

     Notices and General Correspondence

       JACQUELYN G. GETTLE, COORDINATOR, GAS SUPPLY

       PO BOX 102407

       COLUMBIA, SC 29224-2407

         Telephone No.:  (803) 699-3134

         Facsimile Machine No.:  (803) 699-3104



     Dispatching Notices - Nominations/Confirmations

       JACQUELYN G. GETTLE, COORDINATOR, GAS SUPPLY

       PO BOX 102407

       COLUMBIA, SC 29224-2407

         Telephone No.:  (803) 699-3134

         Facsimile Machine No.:  (803) 699-3104



     Dispatching Notices - Limitations

       JACQUELYN G. GETTLE, COORDINATOR, GAS SUPPLY

       PO BOX 102407

       COLUMBIA, SC 29224-2407

         Telephone No.:  (803) 699-3134

         Facsimile Machine No.:  (803) 699-3104



     Emergencies and 24-Hour Dispatching Contact

       DISPATCHER ON DUTY, SYSTEM CONTROL

       PO BOX 520

       GOOSE CREEK, SC 29445

         Telephone No.:  (803) 699-3112

         Facsimile Machine No.:  (803) 699-3166

       Alternative Contacts:

         (1) JACQUELYN G. GETTLE, COORDINATOR, GAS SUPPLY

             PO BOX 102407

             COLUMBIA, SC 29224-2407

              Telephone No.:  (803) 699-3134

              Facsimile Machine No.:  (803) 699-3104

         (2) EDGAR H. KLECKLEY, JR., MANAGER, GAS SUPPLY

             PO BOX 102407

             COLUMBIA, SC 29224-2407

              Telephone No.:  (803) 699-3121

              Facsimile Machine No.:  (803) 699-3104



     Invoices

       JACQUELYN G. GETTLE, COORDINATOR, GAS SUPPLY

       PO BOX 102407

       COLUMBIA, SC 29224-2407

                                     Service Agreement No. 902516

                                            Authorization: Blanket



                             ARTICLE IV

                                TERM



      4.1   Subject to the provisions hereof, this Agreement shall

 become effective as of the date first hereinabove written and shall be in full force and effect for a primary term ending

 07/31/1997 and shall continue and remain in force and effect for successive terms of 1 year each thereafter unless and until cancelled by either party giving 180 days written notice to the other party prior to the end of the primary term or any yearly extension thereof.







                             ARTICLE V

                       CONDITIONS PRECEDENT



      5.1   Unless otherwise agreed to by the parties, the terms of

 Rate Schedule FT, and the General Terms and Conditions thereto,

 shall apply to the acquisition or construction of any facilities necessary to effectuate this Agreement.  Other provisions of this

 Agreement notwithstanding, Company shall be under no obligation to commence service hereunder unless and until (1) all facilities, of whatever nature, as are required to permit the receipt,

 measurement, transportation, and delivery of natural gas hereunder have been authorized, installed, and are in operating condition,

 and (2) Company, in its reasonable discretion, has determined that such service would constitute transportation of natural gas authorized under all applicable regulatory authorizations and the

 Commission's Regulations.



                             ARTICLE VI

                            REMUNERATION



      6.1 Shipper shall pay Company monthly for the transportation services rendered hereunder the charges specified in Rate

 Schedule FT, including any penalty and other authorized charges assessed under Rate Schedule FT and the General Terms and

 Conditions.  Company shall notify Shipper as soon as practicable of the date services will commence hereunder, and if said date is not the first day of the month, the Reservation Charge for the first month of service hereunder shall be adjusted to reflect only the actual number of days during said month that

 transportation service is available.  Company may agree from time to time to discount the rate charged Shipper for services

 provided hereunder in accordance with the provisions of Rate

 Schedule FT.  Said discounted charge shall be set forth on

 Exhibit E hereto.

                                     Service Agreement No. 902516

                                            Authorization: Blanket



      6.2   The rates and charges provided for under Rate Schedule

 FT shall be subject to increase or decrease pursuant to any order issued by the Commission in any proceeding initiated by Company or applicable to the services performed hereunder.  Shipper agrees that Company shall, without any further agreement by Shipper, have the right to change from time to time, all or any part of this

 Agreement, as well as all or any part of Rate Schedule FT, or the

 General Terms and Conditions thereto, including without limitation the right to change the rates and charges in effect hereunder,

 pursuant to Section 4(d) of the Natural Gas Act as may be deemed necessary by Company, in its reasonable judgment, to assure just and reasonable service and rates under the Natural Gas Act.

 Nothing contained herein shall prejudice the rights of Shipper to contest at any time the changes made pursuant to this Section 6.2,

 including the right to contest the transportation rates or charges for the services provided under this Agreement, from time to time,

 in any subsequent rate proceedings by Company under Section 4 of the Natural Gas Act or to file a complaint under Section 5 of the

 Natural Gas Act with respect to such transportation rates or charges.



                             ARTICLE VII

                         SPECIAL PROVISIONS



      7.1 If Shipper is a seller of gas under more than one

 Service Agreement and requests that Company allow it to aggregate nominations for certain Receipt Points for such Agreements,

 Company will allow such an arrangement under the terms and

 conditions set forth in this Article VII.  To be eligible to aggregate gas, Shipper must comply with the provisions of Section

 2.2 of the General Terms and Conditions and the terms and

 conditions of the Supply Pool Balancing Agreement executed by

 Shipper and Company pursuant thereto.



      7.2   If Shipper is a purchaser of gas from seller(s) that

 are selling from an aggregate of Receipt Points, Shipper and its seller(s) shall execute an Agency Agreement in the format attached hereto as Exhibit D for each such seller from whom Shipper is purchasing gas.



                            ARTICLE VIII

                            MISCELLANEOUS



      8.1   This Agreement constitutes the entire Agreement between

 the parties and no waiver by Company or Shipper of any default of either party under this Agreement shall operate as a waiver of any subsequent default whether of a like or different character.

                                     Service Agreement No. 902516

                                            Authorization: Blanket



      8.2   The laws of the State of Alabama shall govern the

 validity, construction, interpretation, and effect of this

 Agreement.



      8.3   No modification of or supplement to the terms and

 provisions hereof shall be or become effective except by execution of a supplementary written agreement between the parties except that in accordance with the provisions of Rate Schedule FT, and the

 General Terms and Conditions thereto, Receipt Points may be added to or deleted from Exhibit A and the Maximum Daily Receipt Quantity for any Receipt Point on Exhibit A may be changed upon execution by

 Company and Shipper of a Revised Exhibit A to reflect said

 change(s), and Delivery Points may be added to or deleted from

 Exhibit B and the Maximum Daily Delivery Quantity for any Delivery

 Point may be changed upon execution by Company and Shipper of a

 Revised Exhibit B to reflect said change(s); provided, however,

 that any such change to Exhibit A or Exhibit B must include corresponding changes to the existing Maximum Daily Receipt

 Quantities or Maximum Daily Delivery Quantities, respectively, such that the sum of the changed Maximum Daily Receipt Quantities shall not exceed the Transportation Demand and the sum of the Maximum

 Daily Delivery Quantities equals the Transportation Demand.





      8.4 This Agreement shall bind and benefit the successors and assigns of the respective parties hereto.  Subject to the

 provisions of Section 22 of the General Terms and Conditions applicable hereto, neither party may assign this Agreement

 without the prior written consent of the other party, which consent shall not be unreasonably withheld; provided, however, that either party may assign or pledge this Agreement under the

 provisions of any mortgage, deed of trust, indenture or similar instrument.



      8.5   Exhibits A, A-1, B, B-1, C, D and/or E, if

 applicable, attached to this Agreement constitute a part of this

 Agreement and are incorporated herein.



      8.6   This Agreement is subject to all present and future

 valid laws and orders, rules, and regulations of any regulatory body of the federal or state government having or asserting jurisdiction herein.  After the execution of this Agreement, each party shall make and diligently prosecute all necessary filings with federal or other governmental bodies, or both, as may be required for the initiation and continuation of the transportation service which is the subject of this Agreement and to construct and operate any facilities necessary therefor.  Each party shall have the right to seek such governmental authorizations as it deems necessary, including the right to prosecute its requests or applications for such authorization in the manner it deems

 appropriate.  Upon either party's request, the other party shall timely provide or cause to be provided to the requesting party

                                     Service Agreement No. 902516

                                            Authorization: Blanket



 such information and material not within the requesting party's control and/or possession that may be required for such filings.

 Each party shall promptly inform the other party of any changes in the representations made by such party herein and/or in the information provided pursuant to this paragraph.  Each party shall promptly provide the party with a copy of all filings, notices,

 approvals, and authorizations in the course of the prosecution of its filings.  In the event all such necessary regulatory approvals have not been issued or have not been issued on terms and

 conditions acceptable to Company or Shipper within twelve (12)

 months from the date of the initial application therefor, then

 Company or Shipper may terminate this Agreement without further liability or obligation to the other party by giving written notice thereof at any time subsequent to the end of such

 twelve-month period, but prior to the receipt of all such

 acceptable approvals.  Such notice will be effective as of the date it is delivered to the U. S. Mail, for delivery by certified mail, return receipt requested.



      8.7   This Agreement supersedes and cancels the Service

 Agreement (#902510) dated 09/01/1994, between the parties hereto.



      IN WITNESS WHEREOF, this Agreement has been executed by the parties as of the date first written above by their respective duly authorized officers.





 Attest:                         SOUTHERN NATURAL GAS COMPANY







 ____________________________    By
_____________________________

                                 Its _____________________________







 Attest:                         SOUTH CAROLINA PIPELINE CORP.











 ____________________________    By
_____________________________

                                 Its _____________________________

                                     Service Agreement No. 902516

                                            Authorization: Blanket





                             EXHIBIT C

                     Section 311 Certification





 South Carolina Pipeline Corp.  hereby represents and warrants that it is:



     _______   an intrastate pipeline as defined by NGPA Section

               2(16), or



     _______   a local distribution company as defined by NGPA

               Section 2(17);



 and that it:



     _______   has physical custody of and transports the natural

               gas being transported under the referenced Service

               Agreement at some point during the transaction, or



     _______   holds title to the natural gas being transported

               under the referenced Service Agreement at some point

               during the transaction, which may occur prior to,

               during, or after the time that the gas is being

               transported by Southern Natural Gas Company, for a

               purpose related to its status and functions as an

               intrastate pipeline or its status and functions as a

               local distribution company, or



     _______   is either a local distribution company in whose

               service area the customer(s) being served under the

               referenced Service Agreement is located or an

               intrastate pipeline which is able to deliver gas

               directly to the customer(s) being served under the

               referenced Service Agreement.



                    Signature: __________________________________



                    Title: ______________________________________



                    Date: _______________________________________

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A





   The legal description of the Receipt Points listed below are more particularly set forth in Company's Receipt Point catalog, a copy of which can be requested from Company or accessed through SoNet,
   Company's electronic computer system.



                                                                  MDRQ

 RECEIPT POINT:                                        ZONE      in Mcf

 023500 MAIN PASS 129 - HALL HOUSTON                    PA        3,891
 027800 MISSISSIPPI CANYON 397                          PA        3,000
 030300 KOCH GATEWAY - SHADYSIDE TO SNG                 PA        6,109
 605200 SABINE - HENRY HUB TO SNG                       PA       11,176
 605300 SEA ROBIN - ERATH TO SNG                        PA        1,824
 663200 NGPL - ERATH TO SNG                             PA        2,000


_______________________________________________________________________








 _________________________________
_________________________________

 SOUTH CAROLINA PIPELINE CORP.         SOUTHERN NATURAL
GAS COMPANY





 EFFECTIVE DATE: ____________________

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT B





   The legal description of the Delivery Points listed below are more particularly set forth in Company's Delivery Point catalog, a copy of which can be requested from Company or accessed through SoNet,
   Company's electronic computer system.



                                                           MDDQ CONTRACT

 DELIVERY POINT:                                          in Mcf PRESS.

 782500 SCPL - AIKEN                                      28,000   400


___________________________________________________________
_____________





 _________________________________
_________________________________

 SOUTH CAROLINA PIPELINE CORP.         SOUTHERN NATURAL
GAS COMPANY





 EFFECTIVE DATE: ____________________

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1





   The legal description of the Receipt Points listed below are more particularly set forth in the Company's Receipt Point catalogs, a copy of which can be requested from Company or accessed through

   SoNet, Company's electronic computer system.





                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   010850 ALLIANCE - CITRUS LAND #1                     P0       25,500

   601600 ANGI - JACKSON TO SNG                         P0       28,000

   604000 ANR - SHADYSIDE TO SNG                        P0       28,000

   ---------------------------------------------------------------------

   ARCO - MOPS EXCH - MATAGORDA ISLAND 686



   OFFSYSTEM RECEIPT POINT:

   664100 ARCO - MOPS EXCH - MATAGORDA ISLAND 686       P0     28,000


          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   010600 BARATARIA SOUTH                               P0       28,000
   025300 BARATARIA WEST - CANLAN                       P0        6,500
   015200 BASTIAN BAY #1                                P0       11,500
   038300 BAY NATCHEZ                                   P0       20,880
   034200 BAYOU BOULLION - AMERICAN QUASAR              P0       10,000
   032100 BAYOU BOULLION - WILBERT 1                    P0       11,000
   032400 BAYOU CROOK CHENE                             P0       10,000
   010700 BAYOU DE FLEUR - CHEVRON                      P0       28,000
   017000 BAYOU FELICE - TEXACO - SOUTH PASS 24         P0        6,500
   018800 BAYOU FELICE - VINTAGE - SOUTH PASS 24        P0       19,848
   030500 BAYOU LONG #1                                 P0       28,000
   024700 BAYOU LONG #3 - LINDER OIL                    P0        9,600
   030600 BAYOU LONG NORTH                              P0       10,500
   027500 BAYOU MONGOULOIS R/S - PLAINS RESOURCES       P0        5,000
   400300 BAYOU MONGOULOIS TO SNG                       P0        4,800
   030900 BAYOU POSTILLION - ANSON #2                   P0       28,000
   031000 BAYOU POSTILLION - EXXON                      P0       23,500
   030850 BAYOU POSTILLION - LLOG                       P0        3,000
   034900 BAYOU POSTILLION - WILLIAMS                   P0        7,000
   036300 BAYOU SALE - MCCORMICK                        P0        6,000
   035900 BAYOU SALE - NRM                              P0        6,000
   030000 BAYOU SALE - TEXACO - HORSESHOE BAYOU         P0       28,000
   010500 BAYOU VILLARS - CHEVRON                       P0        9,000
   051513 BEAR CREEK - BROYLES FANNIE WOOD #1           G0        6,192
   051510 BEAR CREEK - BROYLES R/S #1                   G0        3,336

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   051512 BEAR CREEK - BROYLES R/S #2                   G0       5,544
   051515 BEAR CREEK - PAN OK D.E. BROWN #1             G0       6,168
   503971 BEAR CREEK - RECEIPTS FROM TENNESSEE          P0      28,000
   051550 BEAR CREEK - SONAT ARTHUR SOUR                G0       3,384
   051514 BEAR CREEK - SONAT CONTINENTAL CAN #2         G0       6,192
   051544 BEAR CREEK - SONAT CRAWLEY #A-1               G0       5,544
   051540 BEAR CREEK - SONAT CRAWLEY #1                 G0       5,544
   051535 BEAR CREEK - SONAT CRAWLEY M#1                G0       1,368
   051567 BEAR CREEK - SONAT CULBERTSON "A" NO.1        G0       5,544
   051556 BEAR CREEK - SONAT DUNCAN #1                  G0       3,360
   051539 BEAR CREEK - SONAT F. WOODS #1-2 ALT          G0       5,544
   051557 BEAR CREEK - SONAT HARRISON #4                G0       5,544
   051517 BEAR CREEK - SONAT HODGE HUNT #1C             G0       2,856
   051518 BEAR CREEK - SONAT J. HARRISON #2             G0       5,544
   051549 BEAR CREEK - SONAT JAMES JORDAN #1            G0       5,544
   051563 BEAR CREEK - SONAT JORDAN #B-1                G0       3,360
   051546 BEAR CREEK - SONAT KMI CONT. ROYALTY #1       G0       2,856
   051537 BEAR CREEK - SONAT KMI ROYALTY M#1            G0       5,544
   051564 BEAR CREEK - SONAT LOE "C" NO. 1              G0       5,544
   051565 BEAR CREEK - SONAT LOE "D" NO. 1              G0       5,544
   051558 BEAR CREEK - SONAT LOE B-1 (COTTON VALLEY)    G0       5,544
   051559 BEAR CREEK - SONAT LOE B-1 (HOSSTON)          G0       5,544
   051560 BEAR CREEK - SONAT LOE B-2                    G0       5,544
   051519 BEAR CREEK - SONAT LONETTE JONES #1           G0       6,192
   051561 BEAR CREEK - SONAT LOUISIANA  MINERALS A #1   G0       5,520
   051536 BEAR CREEK - SONAT M.E.JORDAN #12-1           G0       5,544
   051562 BEAR CREEK - SONAT MCGEE #A-1                 G0       2,856
   051522 BEAR CREEK - SONAT MS. E. CONVILLE #1D        G0       5,544
   051524 BEAR CREEK - SONAT N A CULBERTSON #1 (SLIGO)  G0       6,192
   051525 BEAR CREEK - SONAT O.C. POOLE #2              G0       5,544
   051526 BEAR CREEK - SONAT O.M. ALLISON #1            G0       6,192
   051527 BEAR CREEK - SONAT OTIS POOLE #3              G0       6,192
   051547 BEAR CREEK - SONAT POOLE #5                   G0       5,544
   051554 BEAR CREEK - SONAT R/S #1                     G0      12,456
   051529 BEAR CREEK - SONAT SNG FEE #2                 G0       5,544
   051530 BEAR CREEK - SONAT T.A. LOE #3                G0       6,192
   051542 BEAR CREEK - SONAT T.A. LOW M#1               G0       2,856
   051531 BEAR CREEK - SONAT T.J. CUMMINGS #2           G0       6,192
   051532 BEAR CREEK - SONAT T.J. CUMMINGS #3           G0       6,192
   051533 BEAR CREEK - SONAT T.J. CUMMINGS #4           G0       6,192
   051534 BEAR CREEK - SONAT W.T. HAYES #1              G0       6,192
   051551 BEAR CREEK - TXO ALLISON #1                   G0       3,360
   051553 BEAR CREEK - TXO CRAWLEY #C-1                 G0       3,360
   051543 BEAR CREEK - TXO FEDERAL LAND BANK #1         G0       5,544
   050900 BENSON                                        P0       2,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   604800 BENSON - SABINE-TEXICAN                       P0        4,500
   050950 BENSON - TXO POLLOCK F                        P0        4,800
   602200 BIG POINT                                     P0       10,500
   013900 BLACK BAY - GULF                              P0        9,500
   014000 BLACK BAY - WEST - CHEVRON                    P0       10,000
   690700 BOURBON LINE (FGT) FROM MISS CANYON 268       P0       28,000
   690600 BOURBON LINE (FGT) FROM MISS CANYON 311       P0       28,000
   690500 BOURBON LINE (FGT) FROM WEST DELTA 152        P0       28,000
   ---------------------------------------------------------------------

   BRAZOS A-133A - TEXACO



   OFFSYSTEM RECEIPT POINT:

   509100 BRAZOS A-133A - TEXACO                        P0       10,000



          OFFSYSTEM DELIVERY POINT(S):

          519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP
          519001 NGPL EXCHANGE - TRANSCO MARKHAM PLANT
          672600 SNG - TRANSCO EXCHANGE - WHARTON COUNTY, TX
   ---------------------------------------------------------------------

   BRAZOS A-133B - TEXACO



   OFFSYSTEM RECEIPT POINT:

   509150 BRAZOS A-133B - TEXACO                        P0       10,000



          OFFSYSTEM DELIVERY POINT(S):

          519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP
          519001 NGPL EXCHANGE - TRANSCO MARKHAM PLANT

          672600 SNG - TRANSCO EXCHANGE - WHARTON COUNTY, TX
   ---------------------------------------------------------------------

   BRAZOS A-47 - TEXAS GULF



   OFFSYSTEM RECEIPT POINT:

   508400 BRAZOS A-47 - TEXAS GULF                      P0       11,400



          OFFSYSTEM DELIVERY POINT(S):

          519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP
          519001 NGPL EXCHANGE - TRANSCO MARKHAM PLANT

          672600 SNG - TRANSCO EXCHANGE - WHARTON COUNTY, TX
   ---------------------------------------------------------------------

   BRAZOS 367-L



   OFFSYSTEM RECEIPT POINT:

   503300 BRAZOS 367-L                                  P0        1,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



          OFFSYSTEM DELIVERY POINT(S):

          656900 FGT EXCHANGE - BRAZOS 367

   ---------------------------------------------------------------------

   512100 BRETON SOUND 11                               P0       10,500
   016200 BRETON SOUND 18 (19,30,35,& MP 21)            P0        6,500
   020600 BRETON SOUND 21                               P0       28,000
   023000 BRETON SOUND 23 - POGO                        P0        6,500
   020800 BRETON SOUND 32                               P0       10,500
   015600 BRETON SOUND 34                               P0       27,500
   016300 BRETON SOUND 36 (BS29)                        P0       28,000
   021000 BRETON SOUND 37                               P0       10,500
   035800 BULL BAYOU                                    P0        1,500
   022800 CARTHAGE - UPRC                               P0       28,000
   013100 CHANDELEUR SOUND 25                           P0       10,500
   036700 CHANDELEUR SOUND 51 - GULF                    P0       25,000
   654000 CHANDELEUR SOUND 51 - LINDER                  P0       10,000
   024300 CHANDELEUR SOUND 52 - UNION                   P0       10,500
   021400 CHANDELEUR SOUND 71 - MLG                     P0       11,000
   013400 CHANDELEUR SOUND 73                           P0        7,000
   685200 COGNAC LINE (FGT) FROM MISS CANYON 109        P0       27,000
   685000 COGNAC LINE (FGT) FROM MISS CANYON 194        P0       27,000
   685100 COGNAC LINE (FGT) FROM MISS CANYON 20         P0       27,000
   685300 COGNAC LINE (FGT) FROM SOUTH PASS 27          P0       27,000
   685600 COGNAC LINE (TGPL) FROM MISS CANYON 109       P0       27,000
   685400 COGNAC LINE (TGPL) FROM MISS CANYON 194       P0       27,000
   685500 COGNAC LINE (TGPL) FROM MISS CANYON 20        P0       27,000
   685700 COGNAC LINE (TGPL) FROM SOUTH PASS 27         P0       27,000
   605500 COLUMBIA GULF - SHADYSIDE TO SNG              P0       28,000
   ---------------------------------------------------------------------

   CONE MILLS - NABISCO



   OFFSYSTEM RECEIPT POINT:

   034100 CONE MILLS - NABISCO                          P0        2,500



          OFFSYSTEM DELIVERY POINT(S):

          501000 EAST HAPPYTOWN - BAYOU HENRY TO GGC

   ---------------------------------------------------------------------

   015700 COQUILLE BAY                                  P0       22,000
   027100 COQUILLE BAY - COMMERCE                       P0        6,000
   015800 COQUILLE BAY - SOUTH                          P0        2,500
   014800 COX BAY                                       P0       22,500
   400650 CUTOFF FIELD - COLUMBIA EXCHANGE              P0        5,000
   014200 DIAMOND - GULF EXPLORATION                    P0        5,976
   ---------------------------------------------------------------------

   EAST CAMERON  23



   OFFSYSTEM RECEIPT POINT:

   503404 EAST CAMERON  23                              P0        5,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



          OFFSYSTEM DELIVERY POINT(S):

          689300 COLUMBIA GULF EXCHANGE - EAST CAMERON 23

   ---------------------------------------------------------------------

   EAST CAMERON 46



   OFFSYSTEM RECEIPT POINT:

   502200 EAST CAMERON 46                               P0       20,000



          OFFSYSTEM DELIVERY POINT(S):

          032508 TENN EXCHANGE - EAST CAMERON 46

   ---------------------------------------------------------------------

   027750 EAST LAKE WASHINGTON - LL&E                   P0       18,500
   019000 ELOI BAY - TIPCO                              P0       10,000

   ---------------------------------------------------------------------

   EUGENE ISLAND 108



   OFFSYSTEM RECEIPT POINT:

   508300 EUGENE ISLAND 108                             P0       15,000



          OFFSYSTEM DELIVERY POINT(S):

          673500 TRANSCO EXCHANGE - EUGENE ISLAND 129

   ---------------------------------------------------------------------

   EUGENE ISLAND 341



   OFFSYSTEM RECEIPT POINT:

   037203 EUGENE ISLAND 341                             P0        3,650



          OFFSYSTEM DELIVERY POINT(S):

          037204 ANR EXCHANGE - EUGENE ISLAND 341

   ---------------------------------------------------------------------

   EUGENE ISLAND 47



   OFFSYSTEM RECEIPT POINT:

   035200 EUGENE ISLAND 47                              P0       28,000



          OFFSYSTEM DELIVERY POINT(S):

          675900 UNITED EXCHANGE - EUGENE ISLAND 51

   ---------------------------------------------------------------------

   EUGENE ISLAND 57



   OFFSYSTEM RECEIPT POINT:

   503000 EUGENE ISLAND 57                              P0       28,000



          OFFSYSTEM DELIVERY POINT(S):

          675800 UNITED EXCHANGE - EUGENE ISLAND 32

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   029000 FGT - FRANKLINTON - TO SNG                    P0       28,000
   037300 FT. PIKE                                      P0       28,000
   017250 GRAND BAY - MID-LOUISIANA EXCHANGE            P0       11,668
   038500 GRAND CANE - TEXICAN                          P0        2,000
   024200 GRAYS CREEK                                   P0        9,312
   601950 GULF STATES - GSP TO SNG                      P0       28,000
   049910 JOAQUIN - APACHE COOK #1                      G0        2,856
   049912 JOAQUIN - ARCO J.S. PRICE #2                  G0        5,544
   049913 JOAQUIN - ARCO J.S. PRICE #3                  G0        3,336
   049911 JOAQUIN - ARCO R/S #1                         G0        5,544
   049944 JOAQUIN - BIG RUN SILER #1                    G0        1,368
   049927 JOAQUIN - GRAND ENERGY                        G0        5,544
   049929 JOAQUIN - GRAND ENERGY R/S #2                 G0        1,752
   049917 JOAQUIN - KEY C. CHILDRESS #1                 G0       14,448
   049919 JOAQUIN - KEY E.L. LOWE #1                    G0        2,856
   049920 JOAQUIN - KEY E.L. LOWE #2                    G0        5,544
   049922 JOAQUIN - KEY GARRETT #1                      G0        6,168
   049905 JOAQUIN - KEY R/S #1                          G0        6,192
   049906 JOAQUIN - KEY R/S #2                          G0        2,856
   049923 JOAQUIN - KEY REED #1                         G0        3,336
   049924 JOAQUIN - KEY RUSHING #1                      G0        2,856
   049925 JOAQUIN - KEY TEXAS CORP                      G0        2,856
   049930 JOAQUIN - SONAT BROOKS #1                     G0        1,128
   049932 JOAQUIN - SONAT O.L. GUY #1                   G0        6,192
   049933 JOAQUIN - SONAT O.L. GUY #2                   G0        6,192
   049943 JOAQUIN - SONAT O.L. GUY #3                   G0        3,336
   049940 JOAQUIN - SONAT PICKERING B-7                 G0        5,544
   049945 JOAQUIN - SONAT PICKERING C-8                 G0        3,312
   049948 JOAQUIN - SONAT PICKERING C-9                 G0        3,360
   049949 JOAQUIN - STATELINE R/S                       G0       15,000
   512000 KOCH GATEWAY - FT. PIKE TO SNG                P0        9,912
   602910 KOCH GATEWAY - LIVINGSTON TO SNG (DISPLACE)   P0       28,000
   030300 KOCH GATEWAY - SHADYSIDE TO SNG               P0       28,000
   538100 KOCH GATEWAY - ST. MARTIN TO SNG              P0       28,000
   601110 KOCH GATEWAY - TANGIPAHOA TO SNG (DISPLACE)   P0       27,000
   013600 LAKE FORTUNA                                  P0        3,000
   025600 LAKE FORTUNA - RIVERSIDE                      P0        6,000
   031900 LAKE LAROSE                                   P0       23,500
   023300 LAKE ST. CATHERINE                            P0       10,500
   035600 LAKE WASHINGTON - LADD                        P0        6,000
   036100 LAKE WASHINGTON NORTH #2 - PHILLIPS           P0        6,000
   015000 LAKE WASHINGTON SOUTH - PHILLIPS              P0       28,000
   ---------------------------------------------------------------------

   LEDRICK RANCH - ALPHA #1-7



   OFFSYSTEM RECEIPT POINT:

   503408 LEDRICK RANCH - ALPHA #1-7                    P0        5,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



          OFFSYSTEM DELIVERY POINT(S):

          692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS

   ---------------------------------------------------------------------

   LEDRICK RANCH - LARD 1-61



   OFFSYSTEM RECEIPT POINT:

   503407 LEDRICK RANCH - LARD 1-61                     P0        5,000



          OFFSYSTEM DELIVERY POINT(S):

          692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS

   ---------------------------------------------------------------------

   LEDRICK RANCH - MAULSBY 1-4



   OFFSYSTEM RECEIPT POINT:

   503405 LEDRICK RANCH - MAULSBY 1-4                   P0       5,000


          OFFSYSTEM DELIVERY POINT(S):

          692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS

   ---------------------------------------------------------------------

   LEDRICK RANCH - MAUSLBY 2-4



   OFFSYSTEM RECEIPT POINT:

   503406 LEDRICK RANCH - MAUSLBY 2-4                   P0       5,000


          OFFSYSTEM DELIVERY POINT(S):

          692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS

   ---------------------------------------------------------------------

   048000 LIG - LOGANSPORT TO SNG                       P0       10,200
   011000 LITTLE LAKE                                   P0       11,000
   657100 LITTLE LAKE SOUTH                             P0        4,500

   ---------------------------------------------------------------------

   LOCKHART CROSSING - AMOCO



   OFFSYSTEM RECEIPT POINT:

   044200 LOCKHART CROSSING - AMOCO                     G0      17,000


          OFFSYSTEM DELIVERY POINT(S):

          690900 KOCH GATEWAY EXCHANGE - LOCKHART CROSSING
   ---------------------------------------------------------------------

   050011 LOGANSPORT - ARCO A.D. COBB                   G0       3,336
   050012 LOGANSPORT - ARCO A.E. WELLS #1               G0       1,368
   050013 LOGANSPORT - ARCO ALSTON FROST #2             G0       3,336
   050017 LOGANSPORT - ARCO D.B. FURLOW                 G0       5,544
   050016 LOGANSPORT - ARCO D.B. LEWIS                  G0       5,544
   050018 LOGANSPORT - ARCO FROST BILLINGSLEY #1        G0       2,856

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   050019 LOGANSPORT - ARCO FROST BILLINGSLEY #2        G0     3,336
   050020 LOGANSPORT - ARCO FROST LUMBER IND #1         G0     1,368
   050021 LOGANSPORT - ARCO FROST LUMBER IND #2         G0     2,856
   050033 LOGANSPORT - ARCO R/S #1                      G0     5,544
   050032 LOGANSPORT - ARCO R/S #2                      G0     5,544
   050027 LOGANSPORT - ARCO R/S #3                      G0     2,856
   050036 LOGANSPORT - ARCO T. J. HOLLINGSWORTH         G0     2,856
   050037 LOGANSPORT - CITIES A. W. WELLS #1            G0     5,544
   050058 LOGANSPORT - CITIES A. W. WELLS #2            G0     5,544
   050043 LOGANSPORT - CITIES STEPHENS A LEASE          G0     1,368
   050044 LOGANSPORT - CITIES W. E. STEPHEN B-1         G0     5,544
   050046 LOGANSPORT - INEXCO ARTHUR PETERS #1          G0     3,600
   050048 LOGANSPORT - INEXCO WILLIAMS ESTATE           G0     5,544
   050057 LOGANSPORT - KEY R/S #1                       G0     1,368
   025500 LOGANSPORT - LONG O&G R/S #1                  P0     6,200
   050067 LOGANSPORT - MARATHON DOW A-1                 G0     5,472
   050055 LOGANSPORT - MARATHON DOWDELL                 G0     3,360
   050061 LOGANSPORT - MARATHON O. E. PRICE #1          G0     2,856
   050069 LOGANSPORT - MARATHON PARK CIRCLE #1          G0     3,360
   050053 LOGANSPORT - MARATHON R/S #1                  G0     4,776
   050068 LOGANSPORT - MARATHON W. A. WILLIAMS #1       G0     3,360
   050001 LOGANSPORT - MARSHALL R/S #1                  G0    12,432
   050002 LOGANSPORT - MARSHALL R/S #2                  G0     6,168
   050003 LOGANSPORT - MARSHALL R/S #3                  G0     2,856
   050004 LOGANSPORT - MARSHALL R/S #4                  G0     5,544
   050060 LOGANSPORT - OXY FROST #2                     G0     2,856
   050064 LOGANSPORT - OXY FULMER A-1                   G0     5,544
   050056 LOGANSPORT - OXY M. E. WILLIAMS #1            G0     3,360
   050040 LOGANSPORT - OXY R/S #1                       G0     5,544
   050039 LOGANSPORT - OXY R/S #2                       G0     3,336
   050041 LOGANSPORT - OXY R/S #4                       G0     5,544
   050062 LOGANSPORT - OXY STEPHEN B-2 ALT              G0     3,360
   050066 LOGANSPORT - PG&E RESOURCES #3                G0     5,520
   050065 LOGANSPORT - TEX/CON R/S #1                   G0     4,776
   050047 LOGANSPORT - TEX/CON R/S #2                   G0     6,192
   604110 LRC - CARRVILLE TO SNG (DISPLACEMENT)         P0    12,400
   664000 LRC - WHITE CASTLE TO SNG                     P0    28,000
   024600 LUCKY FIELD                                   P0    27,384
   024400 MAIN PASS 108                                 P0    28,000
   023800 MAIN PASS 116 - MAXUS                         P0    28,000
   028250 MAIN PASS 123 - POGO EXCHANGE                 P0    21,000
   037600 MAIN PASS 127 - CHEVRON                       P0    28,000
   023500 MAIN PASS 129 - HALL HOUSTON                  P0    28,000
   021200 MAIN PASS 133C                                P0    28,000
   026750 MAIN PASS 138 - UMC EXCHANGE                  P0    11,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   017800 MAIN PASS 144 - CHEVRON                       P0       27,500
   663300 MAIN PASS 151 - M.P. 72 - UNITED EXCHANGE     P0       28,000
   663000 MAIN PASS 151 - NGPL EXCHANGE                 P0       22,500
   018300 MAIN PASS 153 - S.P. 65 - SHELL               P0       28,000
   028050 MAIN PASS 181 - DIAMOND SHAMROCK EXCHANGE     P0       21,000
   022700 MAIN PASS 265                                 P0       28,000
   019900 MAIN PASS 288 - CONOCO                        P0        7,000
   018400 MAIN PASS 289 - M.P. 290 - SHELL              P0       28,000
   026050 MAIN PASS 292 - AMERADA EXCHANGE              P0       28,000
   018100 MAIN PASS 293 - M.P. 306 - SUN                P0       22,500
   020000 MAIN PASS 296                                 P0       11,500
   017900 MAIN PASS 298 - CHEVRON                       P0       27,500
   018500 MAIN PASS 306                                 P0       28,000
   022900 MAIN PASS 310                                 P0       13,000
   021651 MAIN PASS 311 - WALTER O&G EXCHANGE           P0        4,500
   021600 MAIN PASS 311A                                P0       10,000
   021700 MAIN PASS 311B                                P0       10,000
   021300 MAIN PASS 313                                 P0       12,000
   016100 MAIN PASS 46 - NERCO                          P0       10,500
   651000 MAIN PASS 46 - QUINTANA                       P0       25,500
   016000 MAIN PASS 47                                  P0       28,000
   026150 MAIN PASS 49 - EDC EXCHANGE                   P0       15,000
   023900 MAIN PASS 59                                  P0       13,000
   023200 MAIN PASS 64 - HOWELL                         P0       21,000
   016451 MAIN PASS 68 - PELTO EXCHANGE                 P0       18,500
   016400 MAIN PASS 69                                  P0        9,936
   027400 MAIN PASS 69(FEDERAL)                         P0       19,080
   036901 MAIN PASS 72 - EXCHANGE                       P0       28,000
   036900 MAIN PASS 73 - M.P. 72/73/74 - MOBIL          P0       28,000
   023100 MAIN PASS 77 - CHEVRON                        P0       28,000
   012000 MANILA VILLAGE                                P0       23,500
   011900 MANILA VILLAGE #2                             P0        5,500
   012050 MANILA VILLAGE S. E.                          P0        6,500

   ---------------------------------------------------------------------

   MATAGORDA ISLAND 632



   OFFSYSTEM RECEIPT POINT:

   508001 MATAGORDA ISLAND 632                          P0       28,000



          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   MATAGORDA ISLAND 665



   OFFSYSTEM RECEIPT POINT:

   502100 MATAGORDA ISLAND 665                          P0       28,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   MATAGORDA ISLAND 686



   OFFSYSTEM RECEIPT POINT:

   511500 MATAGORDA ISLAND 686                          P0       28,000



          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   MATAGORDA ISLAND 686 - OXY USA EXCHANGE



   OFFSYSTEM RECEIPT POINT:

   692900 MATAGORDA ISLAND 686 - OXY USA EXCHANGE       P0    28,000


          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   MATAGORDA ISLAND 686 - WALTER O&G EXCHANGE



   OFFSYSTEM RECEIPT POINT:

   692800 MATAGORDA ISLAND 686 - WALTER O&G EXCHANGE   P0       10,000


          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   MATAGORDA ISLAND 696



   OFFSYSTEM RECEIPT POINT:

   508900 MATAGORDA ISLAND 696                          P0       28,000



          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   603300 MISSISSIPPI CANYON 109 - BP                   P0       22,848
   022400 MISSISSIPPI CANYON 194                        P0       28,000
   603700 MISSISSIPPI CANYON 20 - BP                    P0       22,848
   024950 MISSISSIPPI CANYON 268 - ORYX EXCHANGE        P0       28,000
   037400 MISSISSIPPI CANYON 268A - EXXON               P0       28,000
   037000 MISSISSIPPI CANYON 311                        P0       28,000
   027800 MISSISSIPPI CANYON 397                        P0       28,000
   012400 MONTEGUT                                      P0       28,000
   030700 MYSTIC BAYOU                                  P0       23,500
   663200 NGPL - ERATH TO SNG                           P0       28,000

   ---------------------------------------------------------------------

   NNG EXCHANGE - MATAGORDA ISLAND 713



   OFFSYSTEM RECEIPT POINT:

   663900 NNG EXCHANGE - MATAGORDA ISLAND 713           P0      28,000


          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   030200 PATTERSON - PLANT OUTLET                      G0       28,000
   025400 PATTERSON - ZENOR                             G0        6,000
   026200 PAXTON R/S                                    P0        6,000
   014100 POINTE A LA HACHE                             P0       18,500
   010900 QUARANTINE BAY                                P0       28,000
   016500 ROMERE PASS                                   P0       28,000
   605200 SABINE - HENRY HUB TO SNG                     P0       28,000
   019300 SATURDAY ISLAND - HUBCO                       P0        8,500
   605300 SEA ROBIN - ERATH TO SNG                      P0       28,000
   033200 SECTION 28 - AMOCO                            P0        3,000
   032900 SECTION 28 - GULF                             P0          250

   ---------------------------------------------------------------------

   SHELL - MOPS EXCHANGE - MAT IS 686 (MAT 681)



   OFFSYSTEM RECEIPT POINT:

   664150 SHELL - MOPS EXCHANGE - MAT IS 686 (MAT 681)  P0      28,000


          OFFSYSTEM DELIVERY POINT(S):

          656800 NNG EXCHANGE - MOPS TIVOLI

          656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI

          656802 FGT EXCHANGE - MOPS TIVOLI

   ---------------------------------------------------------------------

   SHIP SHOAL 232



   OFFSYSTEM RECEIPT POINT:

   046401 SHIP SHOAL 232                                P0        5,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



          OFFSYSTEM DELIVERY POINT(S):

          695800 TRANSCO EXCHANGE - SHIP SHOAL 232

   ---------------------------------------------------------------------

   SHIP SHOAL 84 - AMOCO



   OFFSYSTEM RECEIPT POINT:

   029003 SHIP SHOAL 84 - AMOCO                         P0       20,000



          OFFSYSTEM DELIVERY POINT(S):

          695900 TRANSCO EXCHANGE - SHIP SHOAL 70

          695950 TRANSCO EXCHANGE - SHIP SHOAL 72

   ---------------------------------------------------------------------

   022450 SOUTH PASS 27 - TEXACO                        P0       25,824
   020400 SOUTH PASS 60                                 P0       28,000
   026950 SOUTH PASS 62 - BP EXCHANGE                   P0       28,000
   018200 SOUTH PASS 62 - CHEVRON                       P0       27,500
   018600 SOUTH PASS 62 - SHELL                         P0       27,480
   021100 SOUTH PASS 70                                 P0       19,500

   ---------------------------------------------------------------------

   SOUTH PASS 77 - OXY



   OFFSYSTEM RECEIPT POINT:

   045501 SOUTH PASS 77 - OXY                           P0       28,000



          OFFSYSTEM DELIVERY POINT(S):

          694700 TENN EXCHANGE - SOUTH PASS 77 (SP 78)

   ---------------------------------------------------------------------

   SOUTH TIMBALIER 37



   OFFSYSTEM RECEIPT POINT:

   032506 SOUTH TIMBALIER 37                            P0       28,000



          OFFSYSTEM DELIVERY POINT(S):

          694900 TENN EXCHANGE - SOUTH TIMBALIER 37

   ---------------------------------------------------------------------

   050300 SPIDER - PHILLIPS #1                          P0       18,000
   032600 ST. GABRIEL                                   G0        7,000
   013700 STUARD'S BLUFF                                P0        7,000
   013200 STUARD'S BLUFF EAST - RANGER                  P0       11,000
   601700 SUGAR BOWL #3 - DESOTO PARISH                 P0        1,000
   601800 SUGAR BOWL #4 - LINCOLN PARISH TO SNG         P0       16,000
   601410 SUGAR BOWL #6 - TO SNG - DISPLACEMENT         P0       28,000
   601900 SUGAR BOWL #7 - BIENVILLE PARISH TO SNG       P0        9,600
   603000 SUGAR BOWL #9 - DESOTO PARISH TO SNG          P0        4,080
   032500 TENN - PATTERSON TO SNG                       P0       28,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Production Area Receipt Points:                      Quantity in MMBTU



   503802 TENN - TOCA TO SNG                            P0       28,000
   501410 TEXAS GAS - BAYOU PIGEON TO SNG               P0       24,500
   046400 TRANSCO - FROST TO SNG                        P0       28,000
   601500 TRANSOK - BIENVILLE PARISH TO SNG             P0       28,000
   502710 TRUNKLINE - SHADYSIDE TO SNG                  P0       28,000
   018450 VKGC - MAIN PASS 289 TO SNG                   P0       28,000
   017100 WEST BAY                                      P0       10,000
   017120 WEST BAY - NORTHCOAST                         P0        6,363
   017500 WEST DELTA 105                                P0       28,000
   017600 WEST DELTA 133,152 - TAYLOR                   P0       28,000
   015100 WEST DELTA 30                                 P0       22,176
   017300 WEST DELTA 42                                 P0       27,000
   025950 WEST DELTA 62 - WALTER EXCHANGE               P0       19,824
   017400 WEST DELTA 75 - AMOCO (WD 73)                 P0       28,000
   026600 WEST DELTA 89 - AGIP                          P0       28,000



                                                          Maximum Daily

                                                            Receipt

   Zone 1 Receipt Points:                               Quantity in MMBTU



   605110 AIM PIPELINE - AIM TO SNG (DISPLACE)          Z1      28,000
   653000 COLUMBIA GULF - EAST CARROLL TO SNG           Z1      28,000
   044600 CORINNE - NASON                               G1       1,560
   043350 CORINNE FIELD - TOTAL VOLUME                  G1      28,000
   041200 CRANFIELD NORTH - KAISER FRANCIS              Z1       6,192
   040125 DEXTER - CELT R/S #1                          G1       2,856
   040119 DEXTER - GETTY PITTMAN C-1                    G1       6,192
   040120 DEXTER - PENNZOIL MORRIS A-1                  G1       6,192
   040123 DEXTER - PENNZOIL PRISK C                     G1       6,168
   040130 DEXTER - PITTMAN R/S #1 - TYSON               G1       5,200
   040112 DEXTER - TEXACO J.N. PITTMAN                  G1       6,192
   040113 DEXTER - TEXACO MORRIS 2-9                    G1       5,544
   040126 DEXTER - TXO MORRIS 35-9                      G1       3,360
   043600 GRANGE - STEELE #1 WELL                       Z1       6,500
   041712 GWINVILLE - EXXON UNIT 103D                   G1       5,712
   041726 GWINVILLE - JETTA GRIFFITH 35-3               G1      12,432
   041714 GWINVILLE - LAUREL FUEL B.A. WALKER           G1       1,368
   041715 GWINVILLE - LAUREL FUEL C.E. BERRY            G1       1,368
   041711 GWINVILLE - WILL-DRILL GGU 203 #1             G1       6,408
   044700 HOOKER                                        Z1       5,000
   040350 HUB - EXXON -HELEN K BALL                     Z1       5,592
   040250 HUB R/S #2 - MOON-HINES-TIGRETT               Z1       6,192
   027700 HUB R/S #3 - SKRIVANOS                        Z1      12,432
   041000 KNOXO R/S #2 - JR POUNDS                      G1       4,000
   051400 KOCH GATEWAY - KOSCIUSKO TO SNG               Z1      28,000

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Zone 1 Receipt Points:                               Quantity in MMBTU



   051300 KOCH GATEWAY - PERRYVILLE TO SNG              Z1      28,000
   040400 KOKOMO - GARTMEN #1 (TEXACO)                  G1       6,000
   025000 KOKOMO - MARATHON WALKER                      G1       3,000
   041850 MAGEE SOUTH FIELD                             Z1      11,500
   028350 MAIN PASS 245 - WALTER O&G EXCHANGE           Z1
   501350 MID-LOUISIANA - PERRYVILLE TO SNG             Z1       3,100
   041600 OLDENBURG FIELD - EASON                       G1      11,500
   039900 SANDY HOOK WEST - BOONE #1                    Z1       5,544
   045100 SANDY HOOK WEST - F.E. FORBES                 Z1       6,168
   046900 SANDY HOOK WEST - FORBES #3                   Z1      12,456
   046100 SANDY HOOK WEST - FORNEA #1 (UMC)             Z1       1,392
   043500 SANDY HOOK WEST - HART #1                     Z1       2,856
   045200 SANDY HOOK WEST - HART #2                     Z1       5,544
   045300 SANDY HOOK WEST - HART #3                     Z1      11,000
   044800 SANDY HOOK WEST - HART #4                     Z1      12,456
   047200 SANDY HOOK WEST - HART #5                     Z1       6,192
   047400 SANDY HOOK WEST - HART #6                     Z1       6,192
   043100 SANDY HOOK WEST - MAXIE FORBES                Z1       3,312
   047300 SANDY HOOK WEST - R/S #1 - CARDINAL           Z1       5,712
   040000 SANDY HOOK WEST - R/S #2 - EXXON              Z1      28,000
   045900 SANDY HOOK WEST - RANKIN #1                   Z1         912
   047500 SANDY HOOK WEST - RONALD FORBES               Z1       1,368
   050101 SPIDER - MIDLAND                              Z1      15,000
   041900 TALLAHALA CREEK                               Z1       2,500
   051800 TENN - PUGH TO SNG                            Z1      28,000
   504002 TENN - ROSE HILL TO SNG                       Z1      28,000
   600810 TEXAS EASTERN - KOSCIUSKO TO SNG(DISPLACMENT) Z1      28,000
   043700 THOMASVILLE FIELD                             Z1      28,000
   504200 TRUNKLINE - WEST CARROLL TO SNG               Z1      28,000


                                                          Maximum Daily

                                                            Receipt

   Zone 2 Receipt Points:                               Quantity in MMBTU



   ---------------------------------------------------------------------

   BIG ESCAMBIA



   OFFSYSTEM RECEIPT POINT:

   045000 BIG ESCAMBIA                                  Z2          500



          OFFSYSTEM DELIVERY POINT(S):

          501200 FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA

   ---------------------------------------------------------------------

   046830 BLUE CREEK #2 - RIVER GAS                     Z2       28,000
   046835 BLUE CREEK #2 - SIA TO SNG EXCHANGE           Z2       13,464

                                           SERVICE AGREEMENT NO: 902516

                                EXHIBIT A-1

                                                          Maximum Daily

                                                            Receipt

   Zone 2 Receipt Points:                               Quantity in MMBTU



   046840 BLUE CREEK #3 - RIVER GAS                     Z2       28,000
   046845 BLUE CREEK #3 - SIA TO SNG EXCHANGE           Z2       21,000
   045800 BROOKWOOD                                     Z2       28,000
   025100 CAINWOOD                                      Z2       16,000
   025700 CEDAR COVE - MOUNDVILLE - MERIDIAN            Z2       14,400
   601200 CORONADO TO SNG                               Z2       28,000
   046800 DEERLICK CREEK - TRW                          Z2        8,000
   025200 GURNEE #1 - MCKENZIE METHANE                  Z2       16,000
   046200 LEXINGTON #1 - ESPERO ENERGY                  Z2        6,500
   046000 OAK GROVE - U.S. STEEL/COAL                   Z2        4,500
   046050 OAK GROVE #2 - BASIN                          Z2       28,000
   046060 OAK GROVE #3 - MCKENZIE                       Z2       13,440
   046070 OAK GROVE #4 - AMOCO                          Z2       28,000
   046040 OAK GROVE #5 - TAURUS                         Z2       28,000
   046080 OAK GROVE #6 - AMOCO                          Z2       28,000
   026300 ROBINSON BEND - TORCH                         Z2       28,000
   605400 SIA - DUNCANVILLE TO SNG                      Z2       28,000
   051900 SIA - MCCONNELLS TO SNG                       Z2       28,000
   052460 SNEADS CREEK #2                               Z2       25,680
   052400 SOUTHLAND TO SNG - MERIDIAN OIL               Z2       28,000
   027900 VIRGINIA MINE - TAURUS                        Z2        7,200
   047600 WOOLBANK CREEK - GERMANY                      Z2        4,500
   047100 WOOLBANK CREEK - JUSTISS OIL                  Z2        6,500


                                                          Maximum Daily

                                                            Receipt

   Zone 3 Receipt Points:                               Quantity in MMBTU



   790310 EAST TENN - CLEVELAND TO SNG(DISPLACEMENT)    Z3  10,000
   043200 TRANSCO - JONESBORO TO SNG (DISPLACEMENT)     Z3  28,000

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      1





   The legal description of the Delivery Points listed below are more particularly set forth in the Company's Delivery Point catalogs, a copy of which can be requested from Company or accessed through

   SoNet, Company's electronic computer system.







                                                          Maximum Daily

                                                            Delivery

   Production Area Delivery Points:                        Quantity in
MMBTU


   705500 AIR PRODUCTS                                        28,000
   705600 AMAX METALS RECOVERY INC.                           11,800
   601610 ANGI - JACKSON TO ANGI (DISPLACEMENT)               28,000
   033400 ANR - SHADYSIDE TO ANR                              28,000
   037204 ANR EXCHANGE - EUGENE ISLAND 341                     3,650
   034510 BAYOU BOULLION - REDELIVERY (US EXPL)                5,184
   033510 BAYOU LONG #2 - REDELIVERY                           2,228
   503970 BEAR CREEK - DELIVERIES TO TENNESSEE                28,000
   604810 BENSON - SABINE-TEXICAN TO S-T (DISPLACE)            4,500
   013910 BLACK BAY - REDELIVERY                               2,400
   014010 BLACK BAY - WEST - REDELIVERY                        3,936
   705300 BP OIL - ALLIANCE REFINERY                          28,000
   022810 CARTHAGE - TO UPRC (DISPLACEMENT)                   28,000
   706800 CHANDELEUR SOUND 25 - REDELIVERY TO ARCO             3,936
   656801 CHANNEL INDUSTRIES EXCHANGE - MOPS TIVOLI           28,000
   605510 COLUMBIA GULF - SHADYSIDE TO CG (DISPLACE)          28,000
   689300 COLUMBIA GULF EXCHANGE - EAST CAMERON 23             5,000
   741300 DENHAM SPRINGS                                       3,840
   014510 DIAMOND SOUTH - REDELIVERY                           2,400
   501000 EAST HAPPYTOWN - BAYOU HENRY TO GGC                 17,712
   019010 ELOI BAY - TIPCO REDELIVERY                          4,968
   601000 FGT - FRANKLINTON - TO FGT                          28,000
   656900 FGT EXCHANGE - BRAZOS 367                            1,000
   656802 FGT EXCHANGE - MOPS TIVOLI                          28,000
   705700 FMP SULPHUR - MAIN PASS 299                         28,000
   601850 GULF STATES - SNG TO GSP                             4,200
   601951 GULF STATES - TO GSP (DISPLACEMENT)                 28,000
   602900 KOCH GATEWAY - LIVINGSTON TO KOCH                   28,000
   030320 KOCH GATEWAY - SHADYSIDE TO KOCH (DISPLACE)         28,000
   538110 KOCH GATEWAY - ST. MARTIN TO KOCH (DISPLACE)        28,000
   601100 KOCH GATEWAY - TANGIPAHOA TO KOCH                   27,000
   690900 KOCH GATEWAY EXCHANGE - LOCKHART CROSSING           16,000
   707200 LAKE FORTUNA - GAS LIFT - O'MEARA                    3,936
   048010 LIG - LOGANSPORT TO LIG (DISPLACEMENT)              10,200
   604100 LRC - CARRVILLE TO LRC                              12,400
   664010 LRC - WHITE CASTLE TO LRC (DISPLACEMENT)            28,000
   023510 MAIN PASS 129 - HALL HOUSTON - REDELIVERY            2,544
   017810 MAIN PASS 144 - REDELIVERY                           2,544

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      2







                                                          Maximum Daily

                                                            Delivery

   Production Area Delivery Points: (Continued)            Quantity in MMBTU


   017910 MAIN PASS 298 - REDELIVERY                           2,544
   022910 MAIN PASS 310 - REDELIVERY                           2,544
   021750 MAIN PASS 311B - REDELIVERY                          2,544
   021310 MAIN PASS 313 - REDELIVERY                           2,544
   023910 MAIN PASS 59 - REDELIVERY                            6,408
   016410 MAIN PASS 69 - REDELIVERY                            2,544
   705800 MARTIN MARIETTA                                     16,700
   663210 NGPL - ERATH TO NGPL (DISPLACEMENT)                 28,000
   519001 NGPL EXCHANGE - TRANSCO MARKHAM PLANT               10,000
   656800 NNG EXCHANGE - MOPS TIVOLI                          28,000
   692300 NNG EXCHANGE - ROBERTS COUNTY, TEXAS                 5,000
   603500 NOPSI - SNG TO NOPSI (NEW ORLEANS EAST)             28,000
   656600 NUECES COUNTY, TEXAS                                 1,000
   710200 POLARIS                                              1,968
   605210 SABINE - HENRY HUB TO SABINE                        28,000
   605310 SEA ROBIN - ERATH TO SEA ROBIN (DISPLACE)           28,000
   672600 SNG - TRANSCO EXCHANGE - WHARTON COUNTY, TX         10,000
   020410 SOUTH PASS 60 - REDELIVERY                           2,424
   018210 SOUTH PASS 62 - REDELIVERY                           2,424
   021110 SOUTH PASS 70 - REDELIVERY                           5,280
   601710 SUGAR BOWL #3 - DESOTO PH TO SB - DISPLACE           1,000
   601810 SUGAR BOWL #4 - LINCOLN PH TO SNG - DISPLACE        16,000
   601400 SUGAR BOWL #6 - TO ACADIAN - CARRVILLE              28,000
   601910 SUGAR BOWL #7 - BIENVILLE PH TO SB - DISPLACE        9,600
   603010 SUGAR BOWL #9 - DESOTO PH TO SB - DISPLACE           4,080
   032510 TENN - PATTERSON TO TENN (DISPLACMENT)              28,000
   503801 TENN - TOCA TO TENN (DISPLACEMENT)                  28,000
   032508 TENN EXCHANGE - EAST CAMERON 46                     20,000
   694700 TENN EXCHANGE - SOUTH PASS 77 (SP 78)               28,000
   694900 TENN EXCHANGE - SOUTH TIMBALIER 37                  28,000
   501400 TEXAS GAS - BAYOU PIGEON TO TEXAS GAS               24,500
   011110 THREE BAYOU BAY REDELIVERY - WICHITA                 1,000
   703500 TRANS LOUISIANA GAS COMPANY                            528
   603100 TRANSCO - FROST TO TRANSCO                          28,000
   673500 TRANSCO EXCHANGE - EUGENE ISLAND 129                15,000
   695800 TRANSCO EXCHANGE - SHIP SHOAL 232                    5,000
   695900 TRANSCO EXCHANGE - SHIP SHOAL 70                    20,000
   695950 TRANSCO EXCHANGE - SHIP SHOAL 72                    20,000
   519000 TRANSCO MARKHAM PLANT - CENTRAL TEXAS LOOP          10,000
   601510 TRANSOK - BIENVILLE PARISH TO TRANSOK (DISPL)       28,000
   502711 TRUNKLINE - SHADYSIDE TO TRUNK (DISPLACEMENT)       28,000
   675800 UNITED EXCHANGE - EUGENE ISLAND 32                  28,000
   675900 UNITED EXCHANGE - EUGENE ISLAND 51                  28,000
   018460 VKGC - MAIN PASS 289 TO VKGC(DISPLACEMENT)          28,000

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      3







                                                          Maximum Daily

                                                            Delivery

   Zone 1 Delivery Points: (Continued)                   Quantity in MMBTU




                                                          Maximum Daily

                                                            Delivery

   Zone 1 Delivery Points:                                 Quantity in MMBTU



   605100 AIM PIPELINE INTERCONNECT - SNG TO AIM              28,000
   738300 ARTESIA                                                217
   741200 BAY SPRINGS                                            480
   731900 BUNGE CORPORATION                                    2,736
   740500 CANTON                                               5,304
   743100 CHEVRON - BROOKHAVEN                                 1,032
   653010 COLUMBIA GULF - EAST CARROLL TO CG (DISPLACE)       28,000
   732300 ERGON REFINING                                      11,064
   742500 FAYETTE, MISSISSIPPI                                 3,312
   712500 GAYLORD CONTAINER CO.                                9,120
   733200 HASSIE HUNT - JOHNSON & FAIR                            72
   742700 JOHN W. MCGOWAN - FRANKLIN CO                        2,304
   733100 JONES & O'BRIEN - STEVENS TAP                          336
   051410 KOCH GATEWAY - KOSCIUSKO TO KOCH                    28,000
   051310 KOCH GATEWAY - PERRYVILLE TO KOCH (DISPLACE)        28,000
   741100 LAKE ST. JOHN - INTERNATIONAL PAPER                 20,400
   734000 MCGOWAN #1                                             120
   734300 MCGOWAN #2                                              96
   501300 MID-LOUISIANA - PERRYVILLE TO MID-LOUISIANA          6,300
   726900 MISSISSIPPI CHEMICAL                                28,000
   739500 MVG - AMORY                                         25,416
   727300 MVG - BENTON                                           336
   735100 MVG - CARTHAGE                                       3,744
   738600 MVG - CLAYTON VILLAGE                                  432
   739200 MVG - COLUMBUS                                      20,400
   725300 MVG - DEER CREEK NATURAL GAS DISTRICT                3,648
   737200 MVG - DEKALB                                           960
   730000 MVG - DURANT                                         1,776
   729000 MVG - GOODMAN                                          624
   734900 MVG - KOSCIUSKO                                      8,208
   731100 MVG - LEXINGTON                                      5,424
   735700 MVG - LOUISVILLE                                     8,160
   736500 MVG - MACON LINE                                     8,208
   940000 MVG - MERIDIAN AREA                                 28,000
   741400 MVG - NATCHEZ                                           55
   737500 MVG - NAVAL AIR STATION                              1,320
   735600 MVG - NORTH CENTRAL GAS DISTRICT                    26,880
   735500 MVG - NOXAPATER                                        696
   728000 MVG - PICKENS                                        1,488

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      4







                                                          Maximum Daily

                                                            Delivery

   Zone 1 Delivery Points: (Continued)                     Quantity in MMBTU


   738800 MVG - STARKVILLE                                    12,816
   746400 MVG - SYSTEMWIDE FARM TAPS                             100
   739600 MVG - WEST POINT                                     5,904
   726000 MVG - YAZOO CITY                                    28,000
   732700 PENNZOIL - MILNER                                       96
   733900 PENNZOIL - MITCH PAYNE                                 432
   733800 PENNZOIL - NAN BERRY                                 1,032
   733600 PENNZOIL - PERRY & CHILDRESS TAP                       288
   733400 PENNZOIL - PERRY TAP                                   840
   732600 PENNZOIL - POWELL & TWINER TAP                         696
   732900 PENNZOIL - STEVENS                                     336
   733000 PENNZOIL - STEVENS, WOODRUFF & HERRON                  288
   733300 PENNZOIL - WOODRUFF & FRILEY                           288
   744700 PLANT SWEATT - MISSISSIPPI POWER                    18,768
   740800 RALEIGH                                              1,440
   742900 ROXIE                                                1,008
   746600 SMC - SYSTEMWIDE FARM TAPS                           2,000
   732800 SOHIO PUMPING STATION                                  168
   731000 TCHULA                                                 912
   051810 TENN - PUGH TO TENN                                 28,000
   504001 TENN - ROSE HILL TO TENN                            28,000
   600800 TEXAS EASTERN - KOSCIUSKO TO TETCO                  28,000
   504210 TRUNKLINE - WEST CARROLL TO TRUNKLINE (DISPL)       28,000
   731700 U.S. CORPS OF ENGINEERS                                555
   732200 VICKSBURG                                           28,000
   746200 VICKSBURG AREA FARM TAPS                               100
   656200 WASHINGTON PARISH AREA                               2,064
   742600 WEST LINCOLN                                         1,728
   727600 WESTLAND RESOURCES - CMW OIL                            96
   740400 WESTLAND RESOURCES - MADISON                            72


                                                          Maximum Daily

                                                            Delivery

   Zone 2 Delivery Points:                                 Quantity in MMBTU



   850010 ADEL - SGNG                                          2,688
   659700 ALA - ANNISTON AREA                                 28,000
   841400 ALA - ASHVILLE                                       1,632
   838100 ALA - BARRETT COMPANY                                2,496
   658500 ALA - BIRMINGHAM AREA                               28,000
   817400 ALA - BRENT & CENTERVILLE                            2,880
   838300 ALA - BULLOCK                                        1,152
   659900 ALA - DEMOPOLIS AREA                                 8,016
   806800 ALA - ECLECTIC                                         530

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      5







                                                          Maximum Daily

                                                            Delivery

   Zone 2 Delivery Points: (Continued)                     Quantity in MMBTU


   940021 ALA - FAIRFAX-SHAWMUT AREA                          11,232
   654700 ALA - GADSDEN AREA                                  28,000
   801600 ALA - GREENE COUNTY                                 28,000
   802400 ALA - GREENSBORO                                     2,880
   847000 ALA - HEFLIN GATE                                    1,488
   940035 ALA - JASPER AREA                                    8,832
   940005 ALA - LINCOLN AREA                                   2,688
   809500 ALA - LOCHAPOKA TAP                                 12,000
   803400 ALA - MARION                                         2,832
   833400 ALA - MONTEVALLO                                     4,176
   940022 ALA - MONTGOMERY AREA                               28,000
   809400 ALA - NOTASULGA TAP                                    696
   821200 ALA - OAK GROVE                                      1,032
   940011 ALA - OPELIKA AREA                                  28,000
   836201 ALA - PARRISH-OAKMAN                                 1,152
   940056 ALA - PELL CITY AREA                                 2,304
   909700 ALA - PHENIX CITY AREA                              28,000
   834100 ALA - PLANT MILLER                                  28,000
   818800 ALA - REFORM #1                                        888
   819400 ALA - REFORM #2                                      1,176
   844800 ALA - RIVERSIDE EAST TAP                               100
   940023 ALA - SELMA AREA                                    28,000
   847900 ALA - SYSTEMWIDE FARM TAPS                             100
   940006 ALA - TALLADEGA AREA                                21,696
   845400 ALA - TALLADEGA RACEWAY                                432
   940002 ALA - TUSCALOOSA AREA                               28,000
   940024 ALA - TUSKEGEE AREA                                 18,672
   802600 ALA - UNIONTOWN                                      2,064
   843200 ALABAMA POWER COMPANY - GADSDEN                     25,056
   940012 ALABASTER AREA                                       8,976
   850020 ALBANY AREA - SGNG                                  28,000
   831900 ALLIED LIME CO                                       3,336
   800500 AMERICAN CAN JAMES RIVERS                           27,360
   850030 AMERICUS AREA - SGNG                                12,672
   850041 ANDERSONVILLE #1 - SGNG                                288
   850040 ANDERSONVILLE/MULCOA AREA - SGNG                    10,848
   850050 ASHBURN - SGNG                                       2,688
   850390 ATLANTA GAS LIGHT - SGNG                            24,024
   850060 BAINBRIDGE AREA - SGNG                               4,032
   820200 BERRY                                                  696
   850070 BLAKELY AREA - SGNG                                  3,360
   832900 BLUE CIRCLE                                         20,904
   909300 BOAZ AREA                                            3,096
   811700 BRICKYARD - BICKERSTAFF                              4,488

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      6







                                                          Maximum Daily

                                                            Delivery

   Zone 2 Delivery Points: (Continued)                     Quantity in MMBTU


   821900 BROOKSIDE                                              888
   820300 BROWN WOOD PRESERVING                                  480
   850080 CAIRO - SGNG                                         2,304
   833200 CALERA                                               6,480
   850090 CAMILLA - SGNG                                       1,728
   808500 CAMP HILL                                            1,392
   832100 CHENEY LIME                                          3,096
   844400 CHILDERSBURG #1                                      3,648
   844500 CHILDERSBURG #2                                     21,456
   833600 CHILTON COUNTY                                       1,488
   850100 COLQUITT - SGNG                                        864
   832600 COLUMBIANA                                           2,376
   850110 CORDELE AREA - SGNG                                  8,136
   940027 CORDOVA AREA                                         3,480
   601210 CORONADO TO CORONADO - DISPLACEMENT                 28,000
   823300 CULLMAN-JEFFERSON                                   12,480
   850120 CUTHBERT - SGNG                                      2,904
   808400 DADEVILLE                                            4,440
   850130 DAWSON - SGNG                                        2,544
   850140 DECATUR COUNTY - SGNG                                2,688
   843400 DEKALB-CHEROKEE                                     10,128
   811500 DIXIELAND - BICKERSTAFF                              1,008
   850150 DOERUN - SGNG                                          720
   850160 DONALSONVILLE - SGNG                                   864
   834800 DORA                                                 1,032
   850170 DOUGLAS - SGNG                                       8,376
   832300 DRAVO - LONGVIEW LIME                                7,704
   850180 EDISON - SGNG                                          864
   850410 ENGELHARD - SGNG                                    16,104
   814400 FAIRFAX MILLS - WEST POINT PEPPERELL                 3,192
   819900 FAYETTE, ALABAMA                                    13,128
   656100 FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA                500
   501200 FGT EXCHANGE - ESCAMBIA COUNTY, ALABAMA                500
   850190 FITZGERALD - SGNG                                    2,688
   850420 FLORIDA POWER - SGNG                                28,000
   850430 FLORIDIN - SGNG                                      6,048
   850200 FORT GAINES - SGNG                                     864
   940029 FULTONDALE AREA                                     16,464
   850450 GEORGIA PACIFIC CORPORATION - SGNG                   7,296
   850440 GOLDKIST - SGNG                                      1,488
   819600 GORDO                                                  948
   940030 GRAYSVILLE AREA                                     14,736
   801000 GULF STATES PAPER COMPANY                           16,488
   842000 GULF STATES STEEL                                   23,000

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      7







                                                          Maximum Daily

                                                            Delivery

   Zone 2 Delivery Points: (Continued)                     Quantity in MMBTU


   850210 HAVANA - SGNG                                        1,920
   830600 HELENA                                                 744
   816800 HUNT OIL COMPANY                                    11,424
   803900 INTERNATIONAL PAPER - SELMA                         28,000
   850530 JACKSONVILLE - SGNG                                 28,000
   846200 JACKSONVILLE, ALABAMA                                8,136
   850220 JASPER - SGNG                                          840
   801900 LAFARGE - CITADEL DIVISION                           1,368
   814200 LAFAYETTE - CHAMBERS COUNTY, ALABAMA                 4,704
   901100 LAGRANGE #2                                          8,832
   815500 LANETT                                               3,336
   815600 LANETT MILLS - WEST POINT PEPPERELL                  1,392
   814800 LANGDALE MILLS - WELLINGTON SEARS                    1,104
   815700 LANTUCK - WELLINGTON SEARS                             480
   826700 LEHIGH PORTLAND CEMENT                               9,840
   800800 LIVINGSTON                                           9,600
   850230 LUMPKIN - SGNG                                         784
   802900 MACMILLAN-BLOEDEL                                   28,000
   825400 MARSHALL COUNTY #1                                  27,264
   825500 MARSHALL COUNTY #2                                  28,000
   850240 MEIGS AREA - SGNG                                    2,616
   850460 MERCK & COMPANY - SGNG                               5,328
   809820 MGAG - LEE COUNTY                                   28,000
   850470 MILWHITE - SGNG                                      1,248
   850250 MONTEZUMA - SGNG                                     3,840
   850260 MOULTRIE AREA - SGNG                                13,344
   807900 MOUNT VERNON MILLS, INC.                               696
   821400 MULGA                                                2,064
   850270 NASHVILLE - SGNG                                     2,688
   840800 NATIONAL CEMENT                                     10,536
   819800 NORTHWEST ALABAMA GAS                               12,384
   046042 OAK GROVE - LICK CREEK METER STATION                 4,152
   046071 OAK GROVE #4 - FUEL GAS                              3,768
   046041 OAK GROVE #5 - FUEL GAS                              3,648
   046081 OAK GROVE #6 - FUEL GAS                              3,768
   850490 OCCIDENTAL CORP - SGNG                              28,000
   850280 OCILLA - SGNG                                        1,008
   850500 OIL DRI OF GEORGIA - SGNG                            5,376
   823400 ONEONTA                                              5,400
   850510 PACKAGING CORP OF AMERICA - SGNG                     7,008
   850290 PELHAM - SGNG                                        2,424
   819000 PICKENS COUNTY GAS DISTRICT                          2,640
   846400 PIEDMONT                                             9,504
   850300 QUINCY - SGNG                                        5,304

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      8







                                                          Maximum Daily

                                                            Delivery

   Zone 2 Delivery Points: (Continued)                     Quantity in MMBTU


   850310 QUITMAN - SGNG                                       2,688
   841200 RAGLAND                                                576
   840400 RAGLAND BRICK                                          696
   850320 RICHLAND - SGNG                                        624
   814700 RIVERVIEW MILLS - WEST POINT PEPPERELL                 576
   842600 SCOTTSBORO                                           8,112
   815300 SHAWMUT MILLS - WEST POINT PEPPERELL                 1,080
   850330 SHELLMAN - SGNG                                        576
   605410 SIA - DUNCANVILLE TO SIA (DISPLACEMENT)             28,000
   051950 SIA - MCCONNELLS TO SIA (DISPLACEMENT)              28,000
   940031 SOUTHEAST ALABAMA GAS DISTRICT AREA                 28,000
   052410 SOUTHLAND TO SOUTHLAND - DISPLACEMENT               28,000
   834600 SUMITON                                              1,440
   848000 SYLACAUGA                                           15,192
   850340 SYLVESTER - SGNG                                     1,056
   850350 TALLAHASSEE - SGNG                                  12,000
   940032 TALLASSEE AREA                                       4,752
   840600 TEMCO METALS ASBESTOS                                  312
   850360 THOMASVILLE - SGNG                                   9,744
   850370 TIFTON - SGNG                                       10,896
   912900 TRUSSVILLE AREA                                     28,000
   839100 U.S. PIPE & FOUNDRY - BESSEMER                       3,000
   940037 U.S. STEEL FAIRFIELD AREA                           28,000
   850380 UNADILLA AREA - SGNG                                 1,032
   809200 UNION SPRINGS                                        4,392
   698200 UNITED CITIES - COLUMBUS AREA                       28,000
   850400 VIENNA - SGNG                                        3,240
   823600 VULCAN MATERIALS - DOLCITO QUARRY                      480
   850520 WAVERLY MINERAL - SGNG                               7,872
   834400 WEST JEFFERSON                                         888
   900800 WEST POINT, GEORGIA                                  3,888
   802800 WILCOX COUNTY                                       28,000
   833800 WILTON                                                 288
   800200 YORK                                                 1,176



                                                          Maximum Daily

                                                            Delivery

   Zone 3 Delivery Points:                                 Quantity in MMBTU



   905500 ADAIRSVILLE                                          5,616
   919200 AGL - ALAMO                                         20,016
   683600 AGL - ATLANTA AREA                                  28,000
   940016 AGL - AUGUSTA AREA                                  28,000
   917800 AGL - BARNESVILLE                                   14,088

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:      9







                                                          Maximum Daily

                                                            Delivery

   Zone 3 Delivery Points: (Continued)                     Quantity in MMBTU


   919600 AGL - BAXLEY                                        17,712
   931600 AGL - BLYTHE                                           432
   920200 AGL - BRUNSWICK                                     28,000
   940019 AGL - CALHOUN AREA                                  28,000
   940026 AGL - CARROLLTON AREA                               28,000
   907800 AGL - CATOOSA COUNTY                                   888
   940020 AGL - CEDARTOWN - ROCKMART AREA                     25,392
   907600 AGL - CHATSWORTH                                    18,912
   918400 AGL - DANVILLE                                         888
   918600 AGL - DEXTER                                           888
   918800 AGL - EASTMAN - CADWELL                             28,000
   917200 AGL - FORSYTH                                       17,328
   913400 AGL - GRIFFIN                                       28,000
   919400 AGL - HAZLEHURST                                     3,576
   918000 AGL - JACKSON                                        2,880
   919800 AGL - JESUP                                         28,000
   911500 AGL - MACON AREA                                    28,000
   940018 AGL - NEWNAN-YATES-DALLAS AREA                      28,000
   908000 AGL - RINGGOLD                                      11,856
   940013 AGL - ROME AREA                                     28,000
   932500 AGL - SANDERSVILLE                                  26,328
   911800 AGL - SAVANNAH AREA                                 28,000
   934200 AGL - SPRINGFIELD-GUYTON                               864
   907000 AGL - SYSTEMWIDE FARM TAPS                             100
   917600 AGL - THOMASTON                                     25,872
   930600 AGL - WARRENTON                                     12,912
   917400 AGL - ZEBULON                                        2,208
   915300 ANCHOR GLASS CONTAINER CORP.                        19,296
   932400 ARCADIAN                                            28,000
   935500 ARCADIAN - SAVANNAH                                 21,042
   659000 AUSTELL AREA                                        28,000
   780900 BATH MILL                                              504
   940039 CARTERSVILLE AREA                                   28,000
   935700 CERTAIN-TEED                                         1,152
   790200 CHATTANOOGA                                         28,000
   934400 CLAXTON                                              2,736
   781100 CLEARWATER MILL                                      5,880
   915001 COCHRAN                                             23,904
   940017 DALTON AREA                                         28,000
   780500 DIXIE CLAY                                           1,056
   901600 DIXIE MILLS - WEST POINT PEPPERELL                     720
   932600 DRY BRANCH KAOLIN                                    9,000
   916800 DUBLIN #3                                           28,000
   940028 DUBLIN AREA                                         24,768

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:     10







                                                          Maximum Daily

                                                            Delivery

   Zone 3 Delivery Points: (Continued)                     Quantity in MMBTU


   901700 DUNSON MILLS - WEST POINT PEPPERELL                    696
   790300 EAST TENN - CLEVELAND TO ETNG                       10,000
   916400 EATONTON-GRAY                                       10,344
   935200 ELBA ISLAND REDELIVERY TO SOUTHERN ENERGY            1,000
   914800 FORT VALLEY                                         12,384
   782700 GRANITEVILLE MILLS                                  11,352
   902200 GRANTVILLE                                             888
   915002 HAWKINSVILLE                                        23,904
   902000 HOGANSVILLE                                          4,560
   781200 HUBER #1                                               864
   915000 JOINTLY OWNED BOARD #1                              23,904
   783300 KENTUCKY-TENNESSEE CLAY CO                             576
   905800 LAFAYETTE                                           12,336
   901000 LAGRANGE #1                                          6,672
   932800 LOUISVILLE                                           8,472
   914200 MANCHESTER                                           2,880
   935900 MANVILLE SALES CORPORATION                             984
   933200 MILLEN                                               2,304
   916200 MONTICELLO                                           9,384
   915003 PERRY                                               23,904
   935300 SAVANNAH SUGAR                                      12,936
   782500 SCPL - AIKEN                                        28,000
   780600 SCPL - BATH                                          3,648
   781600 SCPL - GRANITEVILLE                                  4,080
   780200 SCPL - NORTH AUGUSTA                                28,000
   783500 SOUTHEASTERN CLAY                                      576
   909100 SOUTHWIRE - CARROLLTON                              28,000
   930200 SPARTA                                               1,488
   933600 STATESBORO                                          10,128
   935100 STONE CONTAINER - PORT WENTWORTH                    12,288
   905400 SUMMERVILLE, TRION & LAFAYETTE                      12,336
   933800 SYLVANIA                                             6,576
   914000 TALBOTTON                                              816
   903400 TALLAPOOSA                                           2,064
   931000 THOMSON, GEORGIA                                     5,472
   043201 TRANSCO - JONESBORO TO TRANSCO                      28,000
   906000 TRION - LAFAYETTE                                   18,504
   936300 UNION CAMP CORP. #1                                 28,000
   936400 UNION CAMP CORP. #2                                 28,000
   915100 WARNER ROBINS #2                                    19,296
   915700 WARNER ROBINS #3 - MGAG                             28,000
   781900 WARRENVILLE                                            840
   933000 WAYNESBORO                                           2,880
   914400 WOODLAND                                               336

                                          SERVICE AGREEMENT NO: 902516

                            EXHIBIT B-1



                            Page:     11







                                                          Maximum Daily

                                                            Delivery

   Zone 3 Delivery Points: (Continued)                     Quantity in MMBTU


   931200 WRENS                                                5,472
   931300 WRENS #2                                             9,264